UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2016

CARBONITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35264	33-1111329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Avenue de Lafayette, Boston, Massachusetts 02111
(Address of principal executive offices, including ZIP code)
(617) 587-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.
On January 13, 2016, Carbonite, Inc. (the “Company”) and its wholly owned subsidiaries, Carbonite Cloud Backup (Canada) Inc., Carbonite GmbH, and Carbonite Operations BV, completed the acquisition of the North American cloud-based business continuity and disaster recovery assets of EVault, Inc. (“EVault”) as contemplated by that certain Asset Purchase Agreement (the “Agreement”), dated as of December 15, 2015, with Evault and Seagate Technology (US) Holdings, Inc. as sole shareholder of EVault. The Company expects to complete the acquisition of the assets used in the European Union operations of EVault in the first quarter of 2016, subject to applicable laws, compliance requirements and customary closing conditions.
The forgoing summary does not purport to be complete and is qualified in its entirety by the Agreement, a copy of which is attached as Exhibit 2.1 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.
On January 13, 2016, the Company issued a press release announcing the completion of the acquisition of the North American cloud-based business continuity and disaster recovery assets of EVault. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information contained in Exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01, including the exhibit referenced herein, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(a)
Audited and Unaudited Financial Statements of Businesses. The Company will file any financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)
Pro Forma Financial Information. The Company will furnish any pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

2.1
Asset Purchase Agreement by and among Carbonite, Inc., Carbonite Cloud Backup (Canada) Inc., Carbonite GmbH, Carbonite Operations BV, EVault, Inc. and Seagate Technology (US) Holdings, Inc., dated December 15, 2015

99.1	Press Release, dated January 13, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on January 13, 2016.

CARBONITE, INC.

By:	/s/ Danielle Sheer
Name:	Danielle Sheer
Title:	General Counsel, Vice President and Corporate Secretary